                                                                      (h)(5)(i)

[LOGO]

January 16, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund, each a newly established series of ING Series Fund, Inc., effective March 5, 2008, ING Lehman Brothers Aggregate Bond Index Portfolio, effective March 4, 2008, ING Morningstar U.S. Growth Index Portfolio, effective April 28, 2008, ING Russell Large Cap Index Portfolio, effective March 4, 2008, ING Russell Mid Cap Index Portfolio, effective
March 4, 2008, ING Russell Small Cap Index Portfolio, effective March 4, 2008, ING International Index Portfolio, effective March 4, 2008, and ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio, effective
January 16, 2008, each a newly established series of ING Variable Portfolios, Inc. (collectively, the "Funds") to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated December 4, 2007.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                           Sincerely,

                                           By:    /s/ Todd Modic
                                                  ------------------------------
                                           Name:  Todd Modic
                                           Title: Senior Vice President
                                           ING Series Fund, Inc.
                                           ING Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:    /s/ Bruce L. Baumann
       --------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly
       Authorized

7337 E. Doubletree Ranch Rd.  Tel: 480-477-3000           ING Series Fund, Inc.
Scottsdale, AZ 85258-2034     Fax: 480-477-2700   ING Variable Portfolios, Inc.
                              www.ingfunds.com

                               AMENDED EXHIBIT A

Fund                                                           Effective Date
----                                                          -----------------

ING Asia Pacific High Dividend Equity Income Fund              March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                       May 17, 2004
   ING Corporate Leaders Trust - Series B                       May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                                   December 4, 2007
   ING Financial Services Fund                                  June 9, 2003
   ING Fundamental Research Fund                              December 28, 2005
   ING Index Plus LargeCap Equity Fund                          June 2, 2003
   ING Index Plus LargeCap Equity Fund II                       June 2, 2003
   ING Index Plus LargeCap Equity Fund III                      June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                       June 2, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING LargeCap Value Fund                                    February 1, 2004
   ING MidCap Opportunities Fund                                June 9, 2003
   ING Opportunistic LargeCap Fund                            December 28, 2005
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                             May 1, 2003
   ING Principal Protection Fund VIII                          October 1, 2003
   ING Principal Protection Fund IX                           February 2, 2004
   ING Principal Protection Fund X                               May 3, 2004
   ING Principal Protection Fund XI                            August 16, 2004
   ING Principal Protection Fund XII                          November 15, 2004
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Choice Fund                             February 1, 2005
   ING Value Choice Fund                                      February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                                April 7, 2003
   ING GNMA Income Fund                                         April 7, 2003
   ING High Yield Bond Fund                                     April 7, 2003
   ING Institutional Prime Money Market Fund                    July 29, 2005
   ING Intermediate Bond Fund                                   April 7, 2003
   ING National Tax-Exempt Bond Fund                            April 7, 2003

ING GET Fund
   ING GET Fund - Series T                                      July 14, 2003
   ING GET Fund - Series U                                      July 14, 2003

ING GET Fund (con't)
   ING GET Fund - Series V                                     March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund
                                                               March 28, 2005

ING Global Advantage and Premium Opportunity Fund
                                                              October 27, 2005

ING International High Dividend Equity Income Fund
                                                               August 28, 2007

ING Investment Funds, Inc.
   ING MagnaCap Fund                                            June 9, 2003

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio              January 6, 2003
   ING American Funds Bond Portfolio                          November 9, 2007
   ING American Funds Growth Portfolio                        September 2, 2003
   ING American Funds Growth-Income Portfolio                 September 2, 2003
   ING American Funds International Portfolio                 September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                    January 6, 2003
   ING BlackRock Large Cap Value Portfolio                     January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio            April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio               January 13, 2003
   ING Disciplined Small Cap Value Portfolio                   April 28, 2006
   ING EquitiesPlus Portfolio                                  April 28, 2006
   ING Evergreen Health Sciences Portfolio                       May 3, 2004
   ING Evergreen Omega Portfolio                                 May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003
   ING FMR(SM) Large Cap Growth Portfolio                      April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio                       January 13, 2003
   ING Focus 5 Portfolio                                       August 20, 2007
   ING Franklin Income Portfolio                               April 28, 2006
   ING Franklin Mutual Shares Portfolio                        April 30, 2007
   ING Franklin Templeton Founding Strategy                    April 30, 2007
   ING Global Real Estate Portfolio                            January 3, 2006
   ING Global Resources Portfolio                             January 13, 2003
   ING Global Technology Portfolio                             January 6, 2003
   ING International Growth Opportunities Portfolio           January 13, 2003
   ING Janus Contrarian Portfolio                             January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio             January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio               January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                  April 29, 2005
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Legg Mason Value Portfolio                             January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                     May 1, 2004
   ING LifeStyle Conservative Portfolio                       October 17, 2007
   ING LifeStyle Growth Portfolio                                May 1, 2004

ING Investors Trust (con't)
   ING LifeStyle Moderate Growth Portfolio                       May 1, 2004
   ING LifeStyle Moderate Portfolio                              May 1, 2004
   ING Limited Maturity Bond Portfolio                         January 6, 2003
   ING Liquid Assets Portfolio                                 January 6, 2003
   ING Lord Abbett Affiliated Portfolio                        January 6, 2003
   ING MarketPro Portfolio                                     August 1, 2005
   ING MarketStyle Growth Portfolio                            August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                   August 1, 2005
   ING MarketStyle Moderate Portfolio                          August 1, 2005
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Marsico International Opportunities Portfolio           April 29, 2005
   ING MFS Total Return Portfolio                             January 13, 2003
   ING MFS Utilities Portfolio                                 April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                   January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                             November 5, 2003
   ING Pioneer Equity Income Portfolio                          May 11, 2007
   ING Pioneer Fund Portfolio                                  April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                         April 29, 2005
   ING Stock Index Portfolio                                  November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING Templeton Global Growth Portfolio                      January 13, 2003
   ING UBS U.S. Allocation Portfolio                           January 6, 2003
   ING Van Kampen Capital Growth Portfolio                    January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003
   ING VP Index Plus International Equity Portfolio             July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                 January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio            November 30, 2005

ING Mayflower Trust
   ING International Value Fund                               November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                          October 15, 2007
   ING Disciplined International SmallCap Fund                December 20, 2006
   ING Diversified International Fund                         December 7, 2005
   ING Emerging Countries Fund                                November 3, 2003
   ING Emerging Markets Fixed Income Fund                     December 7, 2005
   ING European Real Estate Fund                              October 15, 2007
   ING Foreign Fund                                             July 1, 2003
   ING Global Bond Fund                                         June 19, 2006
   ING Global Equity Dividend Fund                            September 2, 2003

ING Mutual Funds (con't)
   ING Global Natural Resources Fund                          November 3, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING Global Value Choice Fund                               November 3, 2003
   ING Greater China Fund                                     December 7, 2005
   ING Index Plus International Equity Fund                   December 7, 2005
   ING International Capital Appreciation Fund                December 7, 2005
   ING International Equity Dividend Fund                       May 16, 2007
   ING International Fund                                     November 3, 2003
   ING International Real Estate Fund                         February 28, 2006
   ING International SmallCap Fund                            November 3, 2003
   ING International Value Choice Fund                        February 1, 2005
   ING International Value Opportunities Fund                 February 28, 2007
   ING Russia Fund                                            November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio         January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio         January 10, 2005
   ING Baron Asset Portfolio                                  December 7, 2005
   ING Baron Small Cap Growth Portfolio                       January 10, 2005
   ING Columbia Small Cap Value II Portfolio                   April 28, 2006
   ING Davis New York Venture Portfolio                       January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                       November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                      November 15, 2004
   ING Fundamental Research Portfolio                         January 10, 2005
   ING JPMorgan International Portfolio                       January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                       January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio        January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio         January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio       December 7, 2005
   ING Neuberger Berman Partners Portfolio                    December 7, 2005
   ING Neuberger Berman Regency Portfolio                     December 7, 2005
   ING OpCap Balanced Value Portfolio                         January 10, 2005
   ING Oppenheimer Global Portfolio                           January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                 January 10, 2005
   ING PIMCO Total Return Portfolio                           January 10, 2005
   ING Pioneer High Yield Portfolio                           December 7, 2005
   ING Solution 2015 Portfolio                                 April 29, 2005
   ING Solution 2025 Portfolio                                 April 29, 2005
   ING Solution 2035 Portfolio                                 April 29, 2005
   ING Solution 2045 Portfolio                                 April 29, 2005
   ING Solution Growth and Income Portfolio                     June 29, 2007
   ING Solution Growth Portfolio                                June 29, 2007
   ING Solution Income Portfolio                               April 29, 2005

ING Partners, Inc. (con't)
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio     January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                  January 10, 2005
   ING Templeton Foreign Equity Portfolio                    November 30, 2005
   ING Thornburg Value Portfolio                              January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                    January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                     April 28, 2006
   ING Van Kampen Comstock Portfolio                          January 10, 2005
   ING Van Kampen Equity and Income Portfolio                 January 10, 2005

ING Risk Managed Natural Resources Fund                       October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                      June 2, 2003
   ING 130/30 Fundamental Research Fund                        April 28, 2006
   ING Balanced Fund                                            June 2, 2003
   ING Global Income Builder Fund                              March 5, 2008
   ING Global Science and Technology Fund                       June 2, 2003
   ING Growth and Income Fund                                   June 9, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Money Market Fund                                        June 2, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Conservative Fund                   June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Moderate Fund                       June 2, 2003
   ING Tactical Asset Allocation Fund                          March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                            May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                       May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio               July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                           July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003

ING Variable Insurance Trust (con't)
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                      June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                    December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                      March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                       June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                   September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                    December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                     March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                     June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                   December 21, 2006
   ING VP Global Equity Dividend Portfolio                    November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                           March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio          March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                 April 28, 2008
   ING Russell Large Cap Index Portfolio                       March 4, 2008
   ING Russell Mid Cap Index Portfolio                         March 4, 2008
   ING Russell Small Cap Index Portfolio                       March 4, 2008
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index
     Portfolio                                                January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                          May 1, 2004
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP Real Estate Portfolio                                 May 1, 2004
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP Balanced Portfolio, Inc.                                 July 7, 2003

ING VP Intermediate Bond Portfolio                              July 7, 2003

ING VP Money Market Portfolio                                   July 7, 2003